                       SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                 October 4, 2001
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                              JLM INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

              000-22687                                  06-1163710
-----------------------------------------   ------------------------------------
      (Commission file number)              (IRS employer identification number)


                   8675 Hidden River Parkway, Tampa, FL 33637
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (813) 632-3300
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 4, 2001 (the "Closing Date"), JLM International, Inc. ("JLM International"), a wholly-owned subsidiary of JLM Industries, Inc. (the "Company"), consummated the sale (the "JLM Asia Sale") of all the issued and outstanding ordinary shares of its wholly-owned subsidiary, JLM Chemicals Asia Pte, Ltd. ("JLM Asia"), to three purchasers for an aggregate purchase price of US$1,700,000 in cash and the cancellation of letters of credit in the amount of US$3,000,000. In addition, the purchasers also agreed to cause JLM Asia, within 90 days of the Closing Date, to pay an inter-company loan in the amount of approximately US$975,000 owed to the Company, JLM International and other subsidiaries of the Company. JLM Asia is a marketer of solvents and specialty chemicals.

         The JLM Asia Sale was made pursuant to a Letter of Intent, dated August 31, 2001, and a Share Sale Agreement, dated as of September 19, 2001, by and among Chan Kwok Weng, Kong Hwai Ming and Unibros Investment Pte Ltd. (the "Purchasers") and JLM International. In connection with the JLM Asia Sale, John L. Macdonald and Sean D. Macdonald resigned from their positions as directors of JLM Asia. The purchase price was determined through negotiations between the Company and the Purchasers.

         On October 10, 2001, JLM Terminals, Inc. ("JLM Terminals"), a wholly-owned subsidiary of the Company, consummated the sale of substantially all of its assets to CTI of North Carolina, Inc. ("CTI") for an aggregate purchase price of US$6,250,000 in cash, pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated October 1, 2001, between JLM Terminals and CTI (the "JLM Terminals Sale"). Pursuant to the terms of the Asset Purchase Agreement, JLM Terminals sold all of the assets directly related to or used in connection with JLM Terminals' bulk liquids terminal business located in Wilmington, North Carolina. The JLM Terminals Sale specifically excluded, among other things, cash, cash equivalents and accounts receivable. The purchase price was determined through negotiations between the Company and CTI.

        The foregoing descriptions of the JLM Asia Sale and the JLM Terminals Sale do not purport to be complete and are qualified in their entirety by reference to the agreements filed by the Company as exhibits to this report.

ITEM 5.    OTHER EVENTS.

        On October 9, 2001, the Company received a payment of $1,150,000 in connection with a settlement in the action entitled JLM Europe B.V., JLM Industries (Europe) B.V., JLM International, Inc., and JLM Industries, Inc. v. Tolson Holding B.V. and Vitol Netherlands B.V. pursuant to a stipulation dated September 25, 2001. Upon the payment of the $1,150,000, the plaintiff JLM companies delivered a general release to the defendants and Vitol Holding B.V., the defendants delivered to the plaintiff JLM companies a general release, and the action was discontinued with prejudice by stipulation. The consideration given to the plaintiff JLM companies included (a) the agreement by the defendants that the promissory note given by JLM Industries (Europe) B.V. to defendant Tolson Holding B.V., dated May 13, 1998, in the original principal amount of $2,850,000 was deemed satisfied and paid, and (b) the payment by the defendants of the sum of $1,150,000 mentioned above. The defendants had maintained in the action that JLM Industries (Europe) B.V. owed $1,800,000 and interest thereon under the note. JLM Industries (Europe) B.V. had denied that it owed anything on the note. It had made three installment payments of $350,000 and interest on the note, but refused to make any further payments on the note by reason of the conduct of defendants as alleged in the complaint in the action. This action was venued in the Supreme Court of the State of New York in and for the County of New York.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements - None.

(b)      Pro Forma Financial Information.

         The foregoing unaudited pro forma consolidated financial information illustrates the effects of the Company's disposition of its equity interest in JLM Asia, and the sale of substantially all of the property and equipment of JLM Terminals. The Unaudited Condensed Consolidated Pro Forma Balance Sheet of the Company at June 30, 2001 shows the financial position of the Company after giving effect to the disposition of JLM Asia and the sale of substantially all property and equipment of JLM Terminals, as if the transactions had occurred on June 30, 2001. The Unaudited Condensed Consolidated Pro Forma Statements of Income (Loss) of the Company for the six months ended June 30, 2001 and the year ended December 31, 2000 give retrospective effect to the disposition and sale of assets as if they had occurred at the beginning of the earliest period presented.

         The pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, as amended. The pro forma information may not necessarily be indicative of what the Company's results of operations or financial position would have been had the transactions been in effect as of and for the periods presented, nor is such information necessarily indicative of the Company's results of operations or financial position for any future period or date.

                      JLM INDUSTRIES, INC. AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                                 June 30, 2001
                      (in thousands, except share amounts)


                                                                                        Pro Forma Adjustments
                                                                                        ---------------------
                                                                                                              Sale of
                                                                                         Sale of            Assets of
                                                                        Historical       JLM Asia          JLM Terminals       Pro
                                                                         Results           (a)                 (b)           Forma
                                                                        ----------       --------          -------------      ------
ASSETS
Current Assets:
  Cash and cash equivalents ......................................   $   3,162         $    (837)          $   3,228    $   5,553
  Marketable securities ..........................................         193              --                  --            193
  Accounts Receivable:

    Trade ........................................................      46,656           (13,637)               --         33,019
    Other ........................................................       2,158              (423)               --          1,735
  Inventories ....................................................      23,487            (9,044)               --         14,443
  Prepaid expenses and other current assets.......................       2,122               (10)               --          2,112
  Income tax receivable ..........................................         359               741                --          1,100
                                                                     ---------         ---------           ---------    ---------
          Total current assets ...................................      78,137           (23,210)              3,228       58,155
  Other investments ..............................................       5,669              (234)               --          5,435
  Property and equipment - net ...................................      22,832              (159)             (2,647)      20,026
  Goodwill and other intangibles .................................      11,752            (1,539)               --         10,213
  Other assets - net .............................................       7,967               (60)               --          7,907
                                                                     ---------         ---------           ---------    ---------
          Total assets ...........................................    $126,357          $(25,202)          $     581    $ 101,736
                                                                     =========         =========           =========    =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and accrued expenses ..........................   $  68,479         $ (23,955)          $    --      $  44,524
  Current portion of long-term debt...............................       3,795              --                  (409)       3,386
  Income taxes payable ...........................................        --                --                  --           --
  Deferred revenue - current .....................................         600              --                  --            600
                                                                     ---------         ---------           ---------    ---------
          Total current liabilities...............................      72,874           (23,955)               (409)      48,510
  Long-term debt less current portion ............................      15,698              --                (2,591)      13,107
  Deferred income taxes ..........................................       2,882              (136)              1,289        4,035
  Deferred revenue and other liabilities .........................       3,278              --                  --          3,278
                                                                     ---------         ---------           ---------    ---------
          Total liabilities ......................................      94,732           (24,091)             (1,711 )     68,930
                                                                     ---------         ---------           ---------    ---------
 Minority interest                                                         754                --                --            754
                                                                     ---------         ---------           ---------    ---------
  Stockholders' Equity:
    Preferred stock - authorized 5,000,000 shares;
      0 shares issued and outstanding ............................        --                --                  --           --
    Common stock - $.01 par value;
      30,000,000 shares authorized; 9,498,996
      shares issued ..............................................          95              --                  --             95
    Additional paid-in capital ...................................      24,292              --                  --         24,292
    Retained earnings ............................................      12,130            (1,661)              2,292       12,761
    Accumulated other comprehensive loss .........................      (2,377)              550                --         (1,827)
                                                                     ---------         ---------           ---------    ---------
                                                                        34,140            (1,111)              2,292       35,321
    Less treasury stock at cost - 665,979 shares .................      (3,269)             --                  --         (3,269)
                                                                     ---------         ---------           ---------    ---------
          Total stockholders' equity .............................      30,871            (1,111)              2,292       32,052
                                                                     ---------         ---------           ---------    ---------
          Total liabilities and stockholders' equity .............    $126,357          $(25,202)          $     581    $ 101,736
                                                                     =========         =========           =========    =========

                      JLM INDUSTRIES, INC. AND SUBSIDIARIES
     UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME (LOSS)
                       FOR SIX MONTHS ENDED JUNE 30, 2001
                      (in thousands, except share amounts)

                                                                                       Pro Forma Adjustments
                                                                                       ---------------------
                                                                                                         Sale of
                                                                                           Sale of      Assets of
                                                                          Historical       JLM Asia    JLM Terminals       Pro
                                                                            Results           (a)          (b)           Forma
                                                                          ----------       --------   -------------      ------
Revenues ..............................................................   $   221,794    $   (93,166)   $      (985)   $   127,643
Cost of sales .........................................................       210,211        (90,721)          (345)       119,145
                                                                          -----------    -----------    -----------    -----------
  Gross profit ........................................................        11,583         (2,445)          (640)         8,498
Selling, general and administrative
    expenses ..........................................................        11,269           (801)          (711)         9,757
                                                                          -----------    -----------    -----------    -----------
  Operating (loss) income .............................................           314         (1,644)            71         (1,259)

Interest expense -- net ................................................       (1,548)           (48)             2         (1,594)
Other income -- net ....................................................        2,755             36           --            2,791
Foreign currency exchange loss -- net ..................................         (227)           146           --              (81)
                                                                          -----------    -----------    -----------    -----------
Income (loss) before minority interest and
   income taxes .......................................................         1,294         (1,510)            73           (143)
Minority interest in income of
   subsidiary .........................................................          --             --             --             --
                                                                          -----------    -----------    -----------    -----------
Income (loss) before income taxes .....................................         1,294         (1,510)            73           (143)

Income tax provision (benefit)
  Current .............................................................           363           (393)          --              (30)
  Deferred ............................................................           101           --               26            127
                                                                          -----------    -----------    -----------    -----------
Total income tax provision (benefit) ..................................           464           (393)            26             97
                                                                          -----------    -----------    -----------    -----------
Net income (loss) .....................................................   $       830    $    (1,117)   $        47    $      (240)
                                                                          ===========    ===========    ===========    ===========
Basic and diluted earnings (loss) per share ...........................   $      0.11                                  $     (0.03)

Weighted average shares outstanding ...................................     7,315,815                                    7,315,815
Diluted weighted average shares
   Outstanding ........................................................     7,575,732                                    7,575,732


                                       4

                      JLM INDUSTRIES, INC. AND SUBSIDIARIES
     UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME (LOSS)
                       FOR YEAR ENDED DECEMBER 31, 2000
                      (in thousands, except share amounts)

                                                                              Pro Forma Adjustments
                                                                              ---------------------
                                                                                              Sale of
                                                                           Sale of            Assets of
                                                        Historical         JLM Asia          JLM Terminals       Pro
                                                          Results             (a)                 (b)           Forma
                                                        ----------         --------          -------------      ------


Revenues........................................         $ 434,458          $ (111,937)          $ (2,010)          $ 320,511
Cost of sales ..................................           412,788            (108,898)              (832)            303,058
                                                         ---------          ----------           --------           ---------
  Gross profit .................................            21,670              (3,039)            (1,178)             17,453
Selling, general and administrative
    expenses ...................................            25,251              (1,624)            (1,434)             22,193
                                                         ---------          ----------           --------           ---------
  Operating (loss) income ......................            (3,581)             (1,415)               256              (4,740)

Interest expense -- net ..........................          (2,949)                (51)                 3              (2,997)
Other income -- net ..............................          (5,123)               (462)                 -              (5,585)
Foreign currency exchange loss -- net ............            (437)                113                  -                (324)
                                                         ---------          ----------           --------           ---------
Income (loss) before minority interest and
   income taxes .................................          (12,090)             (1,815)               259             (13,646)
Minority interest in income of
   subsidiary ...................................             (211)                  -                  -                (211)
                                                         ---------          ----------           --------           ---------
Income (loss) before income taxes ...............          (12,301)             (1,815)               259             (13,857)

Income tax provision (benefit)
  Current .......................................              768                (484)                (5)                279
  Deferred ......................................           (4,772)                (26)                 -              (4,798)
                                                         ---------          ----------           --------           ---------
Total income tax provision (benefit) ............           (4,004)               (510)                (5)             (4,519)
                                                         ---------          ----------           --------           ---------
Net income (loss) ...............................        $  (8,297)         $   (1,305)          $    264           $  (9,338)
                                                         =========          ==========           ========           =========
Basic and diluted loss per share ................        $   (1.26)                                                 $   (1.42)

Weighted average shares outstanding .............        6,568,042                                                  6,568,042

Diluted weighted average shares Outstanding......        6,568,042                                                  6,568,042


                                       5

                      JLM INDUSTIRES, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED CONDENSED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


Note 1 Pro Forma Balance Sheet Adjustments

(a) Disposition of the Company's interest in JLM Asia for $1,700,000 in cash. The proceeds were used to provide working capital and liquidity for the Company. The estimated loss in the amount of $1,661,000, net of applicable income taxes, is included in pro forma retained earnings as of June 30, 2001, but has been excluded from the pro forma consolidated statement of income for the six months ended June 30, 2001 and for the year ended December 31, 2000.

                  The amount of the estimated loss will be adjusted based on JLM Asia's operating results for September 2001. These operating results for September 2001 are not available as of the date of this report.

(b) Sale of substantially all of the property and equipment of JLM Terminals for $6,250,000. The proceeds were used to reduce long-term debt by $3,000,000, and the remainder provided working capital and liquidity for the Company. The estimated gain in the amount of $2,292,000, net of applicable income taxes, is included in pro forma retained earnings as of June 30, 2001, but has been excluded from the pro forma consolidated statement of income for the six months June 30, 2001 and for the year ended December 31, 2000.

                  The amount of the estimated gain will be adjusted based on JLM Asia's operating results for September 2001. These operating results for September 2001 are not available as of the date of this report.

Note 2   Pro Forma Income Statement Adjustments

(a) The elimination of the operating results for JLM Asia for the respective periods.

(b) The elimination of the operating results for JLM Terminals for the respective periods.

(c) EXHIBITS. The following documents are being filed by the Company as exhibits to this report.


EXHIBITS

     10.1 Letter of Intent, dated August 31, 2001, by and among the Purchasers and JLM International.

     10.2 Share Sale Agreement, dated September 19, 2001, by and among the Purchasers and JLM International.

     10.3 Asset Purchase Agreement, dated October 1, 2001, by and between JLM Terminals, Inc. and CTI of North Carolina, Inc.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             JLM INDUSTRIES, INC.
                                ----------------------------------------------
                                                 (Registrant)



                                By:  /s/ Michael E. Hayes
                                    ------------------------------------------
                                    Michael E. Hayes
                                    Vice-President and Chief Financial Officer


Dated: October 17, 2001

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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.        DOCUMENT

   10.1 Letter of Intent, dated August 31, 2001, by and among the Purchasers and JLM International.

   10.2 Share Sale Agreement, dated September 19, 2001, by and among the Purchasers and JLM International.

   10.3 Asset Purchase Agreement, dated October 1, 2001, by and between JLM Terminals, Inc. and CTI of North Carolina, Inc.





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